Exhibit 10.13

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), is made effective as of June 17, 2021 (the “Effective Date”), among BCE-MACH III LLC, a Delaware limited liability company (the “Borrower”), BCE-MACH III MIDSTREAM HOLDINGS LLC, a Delaware limited liability company (the “Guarantor”), MIDFIRST BANK, a federally chartered savings association, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”) for the Lenders and as Issuing Bank, and each of the banks, financial institutions and other lending institutions from time to time parties as lenders (each a “Lender” and, collectively, the “Lenders”) to the Credit Agreement, dated as of May 19, 2020, among the Borrower, the Agent, the Issuing Bank, and the Lenders, as amended by the First Amendment to Credit Agreement, dated as of February 17, 2021 (the “Credit Agreement”), and amends the Credit Agreement and the other Credit Documents as and to the extent provided below.

The parties to this Amendment agree as follows:

1. Defined Terms. Capitalized terms used but not defined in this Amendment have the meanings provided in the Credit Agreement.

2. Amendment of Maturity Date. The definition of “Maturity Date” in Section 1.1. of the Credit Agreement is amended as follows:

“Maturity Date” shall mean May 19, 2024.

3. Consent to Transaction. Notwithstanding anything to the contrary in the Credit Agreement or the other Credit Documents, the Agent and the Lenders consent to the acquisition by Borrower of the Oil and Gas Properties to be acquired from Cimarex Energy Co. or an Affiliate thereof pursuant to the Purchase and Sale Agreement among the “Sellers” named therein (the “Cimarex Sellers”), and Borrower, as “Buyer” (the “Cimarex PSA” and, such acquisition, the “Cimarex Acquisition”), and agrees that consummation of the Cimarex Acquisition in accordance with the Cimarex PSA does not, by itself, constitute a Default or Event of Default.

4. Redetermination of Borrowing Base. The amount of the Borrowing Base is increased from $75,000,000 to $100,000,000, which Borrowing Base will remain in effect until otherwise redetermined in accordance with the Credit Agreement. Both the Borrower, on the one hand, and the Agent and the Lenders, on the other hand, agree that the Borrowing Base redetermination under this Section 4 constitutes the May 1, 2021 Scheduled Redetermination.

5. Reallocation of Commitments; New Lenders.

(a) Addition of New Lenders. Each of UMB BANK, N.A., VALLIANCE BANK, and MORGAN STANLEY SENIOR FUNDING, INC. (collectively, the “New Lenders” and each a “New Lender”) is added to the Credit Agreement as a Lender, will have all of the rights and obligations of a Lender under the Credit Agreement, and agrees, severally and not jointly, to be bound by all the terms and provisions of the Credit Agreement binding on a Lender.

(b) Agreements of New Lenders. Each New Lender (i) confirms that it has received a copy of the Credit Agreement together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance on the Agent, the Issuing Bank, or any other Lender or agent and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in entering into and taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

(c) Reallocation of Commitments. The Borrower, the Agent, and each Lender consents to the allocation of the Total Commitment, Commitments, and Commitment Percentages set forth on Annex I to this Amendment, which amends and restates Schedule 1.1(a) to the Credit Agreement, and each Lender agrees to make such allocations among themselves on the Effective Date such that each Lender’s outstanding Loans shall equal such Lender’s pro rata share of the Total Commitment as set forth on Annex I. The reallocation of the Commitments under this Section 5(c) among the Lenders will be deemed made in all respects pursuant to the terms of the Assignment and Acceptance attached to the Credit Agreement as Exhibit G (including the Standard Terms and Conditions attached thereto as Annex 1) as if the Lenders, the Agent, the Issuing Bank and the Borrower, as applicable, had executed an Assignment and Acceptance with respect thereto.

(d) Payments. Borrower agrees to pay all outstanding fees, expenses and interest as of the Effective Date.

6. Effect of this Amendment. This Amendment is not, and should not be deemed to be, a waiver of, amendment to, consent to or modification of any other term or provision of the Credit Documents, or of any event, condition, or transaction on the part of any Credit Party or any other Person, in each case except as specifically set forth in this Amendment.

7. Conditions. This Amendment (other than Section 10 below, which is effective immediately upon execution and delivery) will be effective as of the Effective Date, but only upon satisfaction of the following conditions precedent:

(a) The Agent’s receipt of original or facsimile or portable document format (PDF) copies (followed promptly by originals) of each of the following, each properly executed, each dated as of the Effective Date (or, in the case of certificates of governmental officials, a recent date before the date of the Amendment) and each in form and substance satisfactory to Agent and its legal counsel:

(i) this Amendment;

(ii) promissory notes in favor of each New Lender;

(iii) an amended and restated promissory note in favor of Mabrey Bank;

(iv) mortgages encumbering the Borrowing Base Properties in the State of Oklahoma Borrower is acquiring pursuant to the Cimarex Acquisition (the “Cimarex Mortgages”);

(v) title opinions or other information in form and substance reasonably acceptable to the Administrative Agent demonstrating satisfactory title to at least 90% of the PV-8 of the Credit Parties’ total Proved Developed Producing Reserves (after giving effect to the Cimarex Acquisition);

(vi) a certificate from Borrower, certifying that (A) the copy of the Cimarex PSA attached to the certificate is true and complete, in full force and effect, without amendment except as shown, and (B) Borrower and the Cimarex Sellers either (1) have consummated, or (2) are ready, able and willing to consummate the Cimarex Acquisition, subject only to the execution and delivery of this Amendment by Agent, Lenders and the Credit Parties and the funding of any Loans to be used by Borrower to finance the Cimarex Acquisition pursuant to the Cimarex PSA, in either case without waiver of any material condition precedent;

(vii) certificates of resolutions or other action, incumbency certificates and/or other certificate(s) signed by an officer of any Credit Party that is other than a natural person, as required by the Agent, to evidence the identity, authority and capacity of the signatory(ies) to this Amendment and the other Credit Documents; and

(b) If required by Agent, the payment by Borrower of all amounts described in Sections 5(d) and 11 below. The Agent’s declination to require Borrower to pay all or a portion of these amounts as a condition to the effectiveness of this Amendment will not excuse Borrower’s obligation to do so immediately upon the Agent’s demand.

8. Acknowledgment and Ratification. All Credit Documents to which the Credit Parties are a party are amended as follows, to the extent necessary: (a) all references to the Credit Agreement are amended to mean the Credit Agreement as amended by this Amendment, (b) all references to the Security Documents are amended to include the Cimarex Mortgages, and (c) all references to the “Obligations” are amended to mean the “Obligations” as modified by this Amendment. Each Credit Party acknowledges and agrees that all Credit Documents remain in full force and effect as amended by this Amendment.

9. Representation and Warranties. Each Credit Party represents and warrants that as of the Effective Date:

(a) the representations and warranties by such Credit Party in the Credit Documents are true and correct in all respects as though made on the Effective Date, except to the extent that any of them speak to a different specific date, in which case they are true and correct as of such date;

(b) no Default or Event of Default exists;

(c) the execution, delivery and performance by Credit Parties of this Amendment and all Credit Documents executed in connection with this Amendment will not (i) contravene any applicable law, (ii) conflict or be inconsistent with or result in any breach of any term, covenant, condition or provision of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any Credit Party’s property or any Credit Party’s other assets pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which the such Credit Party is a party or by which any Credit Party or any of the Collateral or a Credit Party’s other assets is bound or may be subject, or (iii) violate any term of a Credit Party’s certificate of formation or other documents and agreements governing the Credit Party’s existence, management or operation;

(d) Credit Parties are not required to obtain the consent of any other party, including any Governmental Authority, in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Credit Documents executed in connection with this Amendment;

(e) Credit Parties have the requisite power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the other Credit Documents executed in connection with this Amendment, and have taken all necessary actions to authorize their execution, delivery and performance of this Amendment and such Credit Documents;

(f) Each Credit Party has duly executed and delivered this Amendment and the other Credit Documents to which it is a party; and

(g) This Amendment and any other Credit Documents executed by a Credit Party in connection with this Amendment constitute such Credit Party’s legal, valid and binding obligations, enforceable in accordance with the terms of the Credit Documents, subject to (i) the effect of any applicable bankruptcy law, or (ii) general principles of equity.

10. Defaults Unaffected. Nothing in this Amendment will prejudice, act as, or be deemed to be a waiver of any Default or any right or remedy available to the Agent, the Issuing Bank, or the Lenders by reason of any Default, except as expressly set forth in Section 3.

11. Fees and Expenses. Borrower shall pay all reasonable and documented fees, expenses and disbursements incurred by the Agent in connection with the preparation and documentation of this First Amendment and the other documents and instruments to be executed in connection with this First Amendment, including the costs and expenses of the Agent’s legal counsel.

12. Releases.

(a) Each Credit Party, for itself and on behalf of all its Affiliates, and its and their respective members, managers, officers, agents, attorneys, employees, directors, partners, agents, representatives, administrator, and all of their successors and assigns (collectively the “Releasing Parties” and each, a “Releasing Party”), releases and forever discharges the Agent, the Issuing Bank, the Lenders, and each of the Agent’s, the Issuing Bank’s, and the Lenders’ Affiliates, and its and their respective members, managers, officers, agents, attorneys, employees, directors, partners, agents, representatives, administrator, and all of their successors and assigns (collectively, the “Released Parties” and each, a “Released Party”), from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by any or all Releasing Parties, or that any Releasing Party may, as a result of any actions or inactions occurring on or before the Effective Date, in the future hold or claim to hold under common law or statutory right, arising, directly or indirectly, out of the Loans or any of the Credit Documents (collectively, the “Released Claims”).

(b) Each Credit Party acknowledges and agrees that (i) this Section 12 is a full, final and complete release, (ii) any of the Released Parties may plead this Section 12 as an absolute and final bar to any or all suit or suits pending or that are filed or prosecuted in the future by any Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the Released Claims, (iii) no Releasing Party is entitled to any recovery on account of the Released Claims, and (iv) the consideration provided for this Section 12 is not an admission of liability by any of the Released Parties.

13. Governing Law; Miscellaneous. This Amendment is a Credit Document. Sections 13.12–13.15 of the Credit Agreement relating to governing law, jurisdiction, venue, acknowledgments, and waiver of jury trial are incorporated into and made a part of this Amendment, mutatis mutandis, as if fully set forth herein. The rules of construction in Section 1.2 of the Credit Agreement are expressly made applicable to this Amendment.

14. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all counterparts must be construed together to constitute the same document. This Amendment and the other Credit Documents may be transmitted and/or signed by facsimile or digital signature and/or transmission. The effectiveness of any such signatures will have the same force and effect as manually-signed originals and shall be binding on all parties to this Amendment and the other Credit Documents.

[SIGNATURE PAGE(S) ATTACHED]

THIS SECOND AMENDMENT TO CREDIT AGREEMENT is executed and delivered by the undersigned effective as of the Effective Date.

BORROWER:

BCE-Mach III LLC, a Delaware limited liability company

By:	/s/ Kevin R. White
Kevin R. White
Chief Financial Officer

GUARANTOR:

BCE-MACH III MIDSTREAM HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Kevin R. White
Kevin R. White
Chief Financial Officer

Signature Page
Second Amendment to Credit Agreement

THIS SECOND AMENDMENT TO CREDIT AGREEMENT is executed and delivered by the undersigned effective as of the Effective Date.

ADMINISTRATIVE AGENT, COLLATERAL AGENT, ISSUING BANK AND LENDER:

MIDFIRST BANK, a federally chartered savings association

By:	/s/ Chad Dayton
Chad Dayton, First Vice President

Signature Page
Second Amendment to Credit Agreement

THIS SECOND AMENDMENT TO CREDIT AGREEMENT is executed and delivered by the undersigned effective as of the Effective Date.

LENDER:

MABREY BANK

By:	/s/ Michael Aholt
Michael Aholt, Vice President,
Commercial Banking

Signature Page
Second Amendment to Credit Agreement

THIS SECOND AMENDMENT TO CREDIT AGREEMENT is executed and delivered by the undersigned effective as of the Effective Date.

LENDER:

UBS AG, STAMFORD BRANCH

By:	/s/ Anthony Joseph
Anthony Joseph, Associate Director

By:	/s/ Ken Chin
Ken Chin, Director

Signature Page
Second Amendment to Credit Agreement

THIS SECOND AMENDMENT TO CREDIT AGREEMENT is executed and delivered by the undersigned effective as of the Effective Date.

LENDER:

UMB BANK, N.A.

By:	/s/ Erica Spencer
Name:	Erica Spencer
Title:	VP – Energy Division

Signature Page
Second Amendment to Credit Agreement

THIS SECOND AMENDMENT TO CREDIT AGREEMENT is executed and delivered by the undersigned effective as of the Effective Date.

LENDER:

VALLIANCE BANK

By:	/s/ Donovan S. Reed
Name:	Donovan S. Reed
Title:	Senior Vice President

Signature Page
Second Amendment to Credit Agreement

THIS SECOND AMENDMENT TO CREDIT AGREEMENT is executed and delivered by the undersigned effective as of the Effective Date.

LENDER:

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page
Second Amendment to Credit Agreement